SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549



                                  FORM 8-K
                               CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



                               July 24, 2002

                              Date of Report
                             (Date of earliest
                              event reported)



                         CONSOLIDATED-TOMOKA LAND CO.
           (exact name of registrant as specified in its charter)



                                   FLORIDA
                (State or other jurisdiction of incorporation)



                       0-5556                   59-0483700
              (Commission File Number)       (IRS Employer
                                              Identification Number)

             149 South Ridgewood Avenue
                Daytona Beach, FL                   32114
      (Address of principal executive offices)   (Zip Code)




                                (386)255-7558
             (Registrant's telephone number, including area code)






















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   FORM 8-K, July 24, 2002
   CONSOLIDATED-TOMOKA LAND CO.
   COMMISSION FILE NO.  0-5556
   EMPLOYER ID NO.  59-0483700


   ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

       (A) On July 24, 2002, the Board of Directors of the registrant determined, upon recommendation of its Audit Committee, to appoint KPMG LLP to serve as the registrant's independent public accountants, replacing Arthur Andersen LLP. The registrant dismissed Arthur Andersen LLP on the same date.

       (B) The report of Arthur Andersen LLP for the fiscal years ended December 31, 2000 and December 31, 2001 did not contain an adverse opinion, disclaimer of opinion, qualifications, or modification as to uncertainty, audit scope or accounting principles.

       (C) There were no disagreements with Arthur Andersen LLP on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure for the fiscal years ended December 31, 2000 and December 31, 2001 or in the interim periods subsequent to December 31, 2001 that, if not resolved to Arthur Andersen LLP's satisfaction, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in their report on the financial statements, and, during such periods, there were no "reportable events," as that term is defined in Item 304 of Regulation S-K and the related instructions to Item 304 of Regulation S-K.

       (D) The registrant provided Arthur Andersen LLP with a copy of the preceding disclosures. Arthur Andersen LLP has advised the registrant that it has informed the Securities and Exchange Commission that it is unable to provide letters for use in Form 8-Ks concerning changes in a registrant's certifying accountant. As a result, no such letter is provided with this Form 8-K.

       (E) For the fiscal years ended December 31, 2000 and December 31, 2001 and the interim period subsequent to December 31, 2001, the registrant has not consulted with KPMG regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, where either a written report or oral advice was provided to the registrant by KPMG that KPMG concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" or "reportable event," as those terms are used in Item 304 of Regulation S-K and the related instructions to Item 304 of Regulation S-K.














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   FORM 8-K, July 24, 2002
   CONSOLIDATED-TOMOKA LAND CO.
   COMMISSION FILE NO.  0-5556
   EMPLOYER ID NO.  59-0483700


   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                               CONSOLIDATED-TOMOKA LAND CO.


   Date:  July 24, 2002        By:/S/ William H. McMunn
                               ------------------------
                               William H. McMunn, President
                               and Chief Executive Officer



   Date:  July 24, 2002        By:/S/ Bruce W. Teeters
                               -----------------------
                               Bruce W. Teeters, Senior
                               Vice President - Finance
                               and Treasurer
                               Chief Financial Officer








































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